Exhibit 10.1

GO2GREEN LANDSCAPING, INC.

INVESTOR SUBSCRIPTION AGREEMENT (the "Subscription Agreement") between GO2GREEN LANDSCAPING, INC., a Nevada corporation (the "Company") and the person or persons executing this Agreement on the execution page hereof (the "Subscriber").  All documents mentioned herein are incorporated by reference.

1. Description of the Offering.  This Subscription Agreement is for a minimum of Six Million Nine Hundred Thirty-Three Thousand Three Hundred Thirty-Four (6,933,334) shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock") and a maximum of Eight Million Four Hundred Thousand (8,400,000) shares, at a purchase price of $0.375 per share.  The offering of the Shares (the "Offering") shall be for a minimum offering amount of Two Million Six Hundred Thousand Dollars ($2,600,000) (the "Minimum Offering Amount") and a maximum offering amount of Three Million One Hundred Fifty Thousand Dollars ($3,150,000)(the "Maximum Offering Amount"). The Company is offering the Shares on a "best efforts" basis. The Offering will occur simultaneously upon the consummation of the merger (the "Merger") among the Company, nDivision Inc., a Texas corporation ("NDI"), and NDI Acquisition Corp., a Delaware Corporation ("Acquisition"). Following the Merger, NDI will become a wholly-owned subsidiary of the Company, change its name to "nDivision, Inc.", or such similar name as is available, and adopt the business plan of NDI. The Merger is contingent upon the Company selling Shares in the Minimum Offering Amount.  The Company, in its sole discretion, may continue the Offering for up to two weeks following the Merger or until subscriptions in the Maximum Offering Amount are sold.  The Shares sold in the Offering will be subject to a nine month restriction from sale, transfer, pledge or hypothecation as set forth in Section 4 of this Subscription Agreement.

All funds sent to the Company by offerees to purchase Shares will be sent to and held in a noninterest-bearing escrow account (the "Escrow Account") maintained by counsel to the Company, Kane Kessler, P.C. (the "Escrow Agent"). The subscriptions will remain in the Escrow Account until subscriptions in the Offering Amount have been received (the "Closing").  At the Closing, the Escrow Agent will be authorized to release funds to the Company.

This Company is offering (the "Offering") the Shares, solely to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act of 1933, as amended (the "Securities Act") and who have no need for liquidity in their investments.  Prior to this Offering there was only a limited public market for the Shares and no assurance can be given that a market will develop, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Exhibit 10.1 -- Page 1

2.  Other Terms of the Offering; Acceptance of Subscription. The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Shares in the amount and on the terms specified herein.  The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto.  The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer.  If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to the Subscriber.  The Subscriber understands and agrees that pursuant to Rule 506(c) of Regulation D promulgated under the Securities Act, the Company needs to take reasonable steps to verify that the Subscribers are accredited investors directly or by a third party service and, in its sole discretion, may (i) reject the subscription of any Subscriber, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering.  The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3.  Subscription Procedures.  To subscribe, the Subscriber must send a completed and executed copy of each this Subscription Agreement and the Subscriber Questionnaire  to:

Go2Green Landscaping, Inc.
825 Western Ave, Suite 19
Glendale, California 91201

along with, either

•     payment of the Subscriber's subscribed amount by wire transfer as follows:

Signature Bank
50 West 57th Street, 3rd Floor
New York, New York

Account Name: Kane Kessler, P.C., IOLA
Account # 1501363886
ABA # 026013576

Memo: GTGN / nDivision, Inc.

or

•     payment of the Subscriber's subscribed amount by check payable to "Kane Kessler, P.C., Escrow Agent for Go2Green Landscaping, Inc."

Exhibit 10.1 -- Page 2

4.  Lockup of Shares.  The Subscriber agrees that during the period beginning on the date hereof (the "Effective Date") and ending nine (9) months after such date (the "Lockup Period"), the Subscriber will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any of the Shares, owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Subscriber on the Effective Date or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Shares.  The Subscriber hereby authorizes the Company during the Lockup Period to cause any transfer agent for the Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Shares for which the Subscriber is the record holder and, in the case of Shares for which the Subscriber is the beneficial but not the record holder, agrees during the Lockup Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Company Securities.

5.  Representations and Warranties.

The Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

(a) The Subscriber is either (i) an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A-1 attached hereto and made a part hereof, or (ii) outside the United States when receiving and executing this Subscription Agreement and the Subscriber is not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit A-2 attached hereto and made a part hereof;.

(b) The Subscriber is a "sophisticated investor" as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

(c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his or her spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

(d) If a natural person, the Subscriber is a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the Subscriber's home address, at least 21 years of age, and legally competent to execute this Agreement. If an entity, the Subscriber has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the Subscriber is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms.

Exhibit 10.1 -- Page 3

(e) The Subscriber recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) the Company remains an early stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Shares is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Shares.  Without limiting the generality of the representations set forth in herein, the Subscriber represents that the Subscriber has carefully reviewed the "Risk Factors" contained in the Private Placement Memorandum accompanying this Agreement (the "Risk Factors"). The Subscriber has received, read carefully and is familiar with this Agreement and the Risk Factors.

 (f) The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Risk Factors and any documents which may have been made available upon request as reflected therein (collectively referred to as the "Offering Materials") and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering. The Subscriber has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(g) The Subscriber (or the Subscriber's representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction, and the Subscriber's investment in the Company hereunder is not material when compared to the Subscriber's total financial capacity.

(h) The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i) The Subscriber acknowledges that there has been limited trading in the Company's common stock and there can be no assurance that an active trading market in the Company's common stock will either develop or be maintained and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(j) The Subscriber has been advised by the Company that none of the Shares have been registered under the Securities Act, that the Shares will be issued on the basis of the statutory exemption provided by Rule 506(c) of the Securities Act or Regulation D promulgated thereunder or Regulation S promulgated under the Securities Act, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the Subscriber in this Agreement.

Exhibit 10.1 -- Page 4

(k) The Subscriber acknowledges that the Subscriber has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares. In particular, the Subscriber agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares is registered under the Securities Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, except as contemplated by the terms of this Agreement or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Shares), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares.

(l) The Subscriber acknowledges that the Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Shares and such other legends as may be required by state blue sky laws:

For U.S. Persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A SUBSDCRIPTION AGREEMENT DATED FEBRUARY __, 2018.

Exhibit 10.1 -- Page 5

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(m) The Subscriber will acquire the Shares for the Subscriber's own account (or for the joint account of the Subscriber and the Subscriber's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(n) No representation, guarantee or warranty has been made to the Subscriber by any broker, the Company, any of the officers, directors, stockholders, employees or agents of either of them, or any other persons, whether expressly or by implication, that: (I) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Subscriber's investment in the Company; or (II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company's activities.

(o) In making the decision to invest in the Shares the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber's consideration of an investment in the Shares other than the Offering Materials.

(p) The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the Subscriber had a pre-existing relationship in connection with investments in securities generally.

(q) The Subscriber is not relying on the Company with respect to the tax and other economic considerations of an investment.

Exhibit 10.1 -- Page 6

(r) The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

(s) The Subscriber has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and has not relied on the Offering Materials or the Company, its officers, directors or professional advisors for advice as to such consequences.

(t) If the Subscriber is a non-U.S. Person, the Subscriber has not acquired the Common Stock as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of the Common Stock which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Common Stock; provided, however, that the Subscriber may sell or otherwise dispose of the Common Stock pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(u) If the Subscriber is a non-U.S. Person, the Subscriber acknowledges that the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Common Stock, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any applicable state or provincial securities laws;

6.  Indemnification.

The Subscriber understands the meaning and legal consequences of the representations and warranties contained in Section 4, and agrees to indemnify and hold harmless the Company and each, officer, director, shareholder, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Subscriber, contained in this Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

7.  Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Exhibit 10.1  --  Page 7

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

8.  Additional Information.

The Subscriber hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information, as they may deem appropriate, with regard to the suitability of the Subscriber.

9.  Risk Factors.

The Company is in the early stage of development of the Company and is therefore subject to risks and uncertainties. The occurrence of any one or more of these risks or uncertainties could have a material adverse effect on the value of any investment in the Company and the business, prospects, financial position, financial condition or operating results of the Company. Investors should carefully consider these risk factors, together with all of the other information about the Company available in its filings with the Securities and Exchange Commission which are hereby incorporated by reference.

10.  Miscellaneous.

(a) Irrevocability; Binding Effect.  The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable, subject to applicable state securities laws, that the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber thereunder, and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

(b) Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

(c) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

(d) Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

Exhibit 10.1  --  Page 8

(e) Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

(f) Severability.  Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

(g) Assignability.  This Agreement is not transferable or assignable by the Subscriber.

(h) Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of laws principles, as applied to residents of that State executing contracts wholly to be performed in that State.

(i) Choice of Jurisdiction.  The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County of New York, New York.

(Remainder of page intentionally left blank.)

Exhibit 10.1  --  Page 9

IN WITNESS THEREOF, the Subscriber exercises and agrees to be bound by this Agreement by executing the Signature Page attached hereto on the date therein indicated.

SUBSCRIPTION AGREEMENT - SIGNATURE PAGE

By executing this Signature Page, the Subscriber hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the Subscriber to purchase Shares in the Company.

The Subscriber hereby offers to purchase [__________] shares at $0.375 per share for an aggregate investment of $_______________.

Type of ownership:	____________ Individual	____________ Joint Tenants
	____________ Tenants by the Entirety	____________ Tenants in Common
	____________ Subscribing as Corporation or Partnership	____________ Other

IN WITNESS WHEREOF, the Subscriber has executed this Signature Page this  ___  day of ______________, 2018.

___________________________	_____________________________
Exact Name in which Shares are to	Exact Name in which Shares are to
be Registered	be Registered

_____________________________	_____________________________
Signature	Signature

_____________________________	_____________________________
Print Name	Print Name

_____________________________	_____________________________
Tax/Passport/ID Number:	Tax Identification Number

_____________________________	_____________________________

_____________________________	_____________________________
Mailing Address	Mailing Address
_____________________________	_____________________________
Residence Phone Number	Residence Phone Number
_____________________________	_____________________________
Work Phone Number	Work Phone Number
_____________________________	_____________________________
E-Mail Address	E-Mail Address

Exhibit 10.1  --  Page 10

Go2Green Landscaping, Inc. hereby accepts the subscription of [__________] Shares as of the ____ day of February, 2018.

GO2GREEN LANDSCAPING, INC.

By:  _______________________________
        Name:
        Title:

Exhibit 10.1  --  Page 11

EXHIBIT A-1 - ACCREDITED INVESTOR PAGE FOR U.S. PURCHASERS

The undersigned Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act by virtue of being (initial all applicable responses):

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
A business development company as defined in the Investment Company Act of 1940,
A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
An insurance company as defined in Section 2(13) of the Securities Act,
An investment company registered under the Investment Company Act of 1940,

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.  For purposes of this Exhibit A-1, "net worth" means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year.  For purposes of this Exhibit A-1, "income" means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

Exhibit 10.1  --  Page 12

_________________________________	__________________________________
Name of Purchaser (Print)	Name of Joint Purchaser (if any) (Print)

_________________________________	_________________________________
Signature of Purchaser	Signature of Joint Purchaser (if any)

_________________________________	_________________________________
Capacity of Signatory (for entities)	Date

Exhibit 10.1  --  Page 13

EXHIBIT A-2 - REGULATION S PAGE
FOR NON-U.S. PURCHASERS

The undersigned Purchaser (a "Reg S Person") is not a U.S. Person as defined in Section 902 of Regulation S promulgated under the Securities Act, and hereby represents that the representations in paragraphs (1) through (9) are true and correct with respect to such Reg S Person.
(1)
Such Reg S Person acknowledges and warrants that (i) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a "U.S. Person," as such term is defined in Regulation S and herein, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an "offshore transaction," as such term is defined in Regulation S.

(2)
Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the Closing Date, unless such Securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(3)
Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of Securities not made in accordance with applicable U.S. securities laws.

(4)
Such Reg S Person is not a "distributor" of securities, as that term is defined in Regulation S, nor a dealer in securities. Such Reg S Person is purchasing the Securities as principal for its own account, for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement.

(5)
Such Reg S Person is not an Affiliate of the Company nor is any Affiliate of such Reg S Person an Affiliate of the Company. An "Affiliate" is an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each of the foregoing, a "Person") that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Reg S Person, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Reg S Person will be deemed to be an Affiliate of such Reg S Person.

(6)
Such Reg S Person understands that the Securities have not been registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Securities are "restricted securities" within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(7)
Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(8)
Such Reg S Person represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the offering of the Securities, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Such Reg S person's subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the jurisdiction of its residence.

(9)
Such Reg S Person makes the representations, declarations and warranties as contained in this Exhibit A-2 with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

_________________________________           __________________________________
Name of Purchaser (Print)                                       Name of Joint Purchaser (if any) (Print)

___________________________________      _________________________________
Signature of Purchaser                                                Signature of Joint Purchaser (if any)

                                                                            ________________
 Capacity of Signatory (for entities)                      Date

Exhibit 10.1  --  Page 14